                                                                     Exhibit 3.1

                     AMENDMENT NO. 2 TO DECLARATION OF TRUST
                          OF CATSKILL LITIGATION TRUST

      THIS AMENDMENT NO. 2 is made by and among the Litigation  Trustees and the beneficiaries  under the Declaration of Trust of Catskill  Litigation Trust (the
"DECLARATION OF TRUST", as described below). Capitalized terms used herein shall have the meanings  ascribed to them in the  Declaration of Trust,  including the amendments contemplated by this Amendment No. 2.

                                    RECITALS:

      WHEREAS, the Declaration of Trust was entered into as of January 12, 2004, among  Catskill  Development,  L.L.C.,  Mohawk  Management,  L.L.C.,  Monticello
Raceway Development Company,  L.L.C., each a New York limited liability company, and Empire Resorts,  Inc., a Delaware  corporation,  as creators,  and Joseph E.
Bernstein,  residing at 6663 Casa Grande Way, Delray Beach,  Florida 33446, Paul
A. deBary,  residing at One White Birch Lane, Cos Cob,  Connecticut  06807,  and
Christiana  Bank & Trust Company with a principal place of business at 1314 King
Street,  Wilmington,  Delaware 19801 and was amended by Amendment No. 1 dated as of November 15, 2004; and

      WHEREAS,  the Litigation  Trust and the Tribal Court Litigants (as defined herein)  have each  sought  redress in the courts from the same  defendants  for their  claimed  damages  resulting  from the  activities  of such  defendants in interfering with certain contracts entered into by the St. Regis Mohawk Tribe in connection  with a project to develop a Native  American casino in the Catskills region of New York; and

      WHEREAS, the beneficiaries of the Litigation Trust share a common interest with the Tribal Court Litigants, the Litigation Trust has developed considerable familiarity with the  circumstances and legal issues involved in the claims made by the Tribal Litigants,  and the Litigation Trust has significant technical and professional resources at its disposal which can be of great value to the Tribal
Court Litigants in pursuing their claims; and

      WHEREAS,  beneficiaries of the Litigation  Trust have previously  provided significant  financial  support and other  assistance to the Tribal Litigants in the  prosecution of their claims in the initial action in Tribal Court,  as well as in subsequent  enforcement  proceedings of a Default  Judgment entered by the
St. Regis Mohawk Tribal Court against Park Place  Entertainment  Corporation and its Executive Vice President and General Counsel, Clive Cummis; and

      WHEREAS,  the  Litigation  Trustees  and the Tribal Court  Litigants  have agreed to work together to merge their interests on the terms and conditions set forth in the Joint Alliance Agreement,  dated as of January 24, 2007 (the "JOINT
ALLIANCE  AGREEMENT"),  among Catskill Litigation Trust, Barbara Lazore and Phil
Tarbell,  as representatives  of the Tribal Court Litigants,  and Barbara Lazore
and Lorraine White as Chiefs of the St. Regis Mohawk Tribe; and

      WHEREAS,  under the Joint Alliance  Agreement,  the Tribal Court Litigants
have agreed to an assignment of the Default  Judgment to the Litigation Trust in
exchange  for the  issuance of units in the  Litigation  Trust to the St.  Regis
Mohawk Tribal Court,  as custodian for the benefit of the class (the "Class") of plaintiffs entitled to the benefit of such claims as certified by such Court and the Litigation Trustees have agreed to prosecute such claims,  together with the
Litigation Trust's existing claims against the defendants,  on behalf of all the beneficial owners of such units,  including the Class, in the manner provided in the Joint Alliance Agreement; and

      WHEREAS, the proper prosecution of such additional claims will involve the enforcement  of a  judgment  in one or more  federal  and state  courts  and may require the expenditure of additional funds by the Litigation Trust derived from available  cash and the balance  available  under a letter of credit from Empire
Resorts,  Inc.  as  well  as  funding  commitments  obtained  from a  number  of unitholders; and

      WHEREAS,  in order to reduce the current  funding  required in  connection with  the  expanded  prosecution  of the  claims  of the  Litigation  Trust  the
Litigation  Trust has entered  into a  contingent  fee  arrangement  with Orrick
Herington & Sutcliffe to prosecute enforcement of the Default Judgment; and

      WHEREAS,  the Litigation  Trust may require  additional funds from time to time,  which may be derived from loans to the Litigation  Trust from unitholders or  other  lenders,  or the  issuance  of units of  beneficial  interest  in the
Litigation Trust to unitholders or third parties; and

      WHEREAS, the expanded activities of the Litigation Trust will increase the
administrative   responsibilities   of  the   Litigation   Trustee  and  involve
familiarity with the Tribal Court Litigants; and

      WHEREAS,  Dennis Vacco has recently conducted an investigation for the St.
Regis Mohawk Tribe concerning circumstances relating to the claims of the Tribal
Court Litigants and has had significant  experience with the management of large prosecutions  as a member of the office of the  United  States  Attorney  and as
Attorney General of the State of New York; and

      WHEREAS, Dennis Vacco has agreed to serve as a Litigation Trustee and Paul
A. deBary has agreed to resign as a  Litigation  Trustee and serve as Advisor to the Litigation Trustees on the terms and conditions described herein; and

      WHEREAS, the Declaration of Trust may be amended, modified or supplemented by the Litigation  Trustees in accordance with Section 9.3 of the Declaration of
Trust; and

      WHEREAS,  the  Litigation  Trustees now wish to amend the  Declaration  of
Trust, with such amendments to become effective as provided herein;

      NOW THEREFORE,  subject to Section 14 hereof,  the Declaration of Trust is hereby amended as follows:

      SECTION 1. The definition of "Indemnified Person" in Section 1.1 is hereby amended  by  striking  the  definition  in its  entirety  and  substituting  the following in place thereof:

                  "Indemnified Person" means (a) the Litigation Trustees and the
      Litigation Trustee Advisor,  any Affiliate of the Litigation  Trustees and
      the Litigation Trustee Advisor and any officers, directors,  stockholders, members, partners,  employees,  representatives,  custodians,  nominees or agents of the Litigation Trustees and the Litigation Trustee Advisor;  (b)
      the Settlors,  any Affiliate of the Settlors and any partners,  employees, representatives or agents of the Settlors; (c) the Administrative Trustee, any Affiliate of the Administrative  Trustee and any officers,  employees, representatives  or  agents  of the  Administrative  Trustee  and  (d) any officer, employee or agent of the Litigation Trust or its Affiliates.

      SECTION 2. The  definition  of  "Litigation  Trustees"  in Section  1.1 is hereby amended by striking the definition in its entirety and  substituting  the following in place thereof:

                  "Litigation  Trustees"  means,  prior to the effective date of
      Amendment No 2 to this  Declaration  of Trust,  Joseph  Bernstein and Paul
      deBary,  and,  subsequent to the effective date of Amendment No. 2, Joseph
      Bernstein and Dennis Vacco or any of their respective successors hereunder acting as Trustees pursuant to Article III hereof.

      SECTION  3. The  definition  of  "Litigations"  in  Section  1.1 is hereby amended  by  striking  the  definition  in its  entirety  and  substituting  the following in place thereof:

                  "Litigations"   means  (1)  the  lawsuit   entitled   Catskill
      Development,  L.L.C.,  Mohawk  Management,  L.L.C., and Monticello Raceway
      Development  Company,  L.L.C.  vs.  Park Place  Entertainment  Corporation
      (Civil Action No. 00 CIV 8660 in the United States  District Court for the
      Southern  District of New York),  which is  presently  on appeal,  (2) the lawsuit entitled Catskill Development,  L.L.C., Mohawk Management, L.L.C.,
      and Monticello Raceway Development  Company,  L.L.C. vs. Gary Melius, Ivan
      Kaufman, Walter Horn, President R.C. - St. Regis Management Company (Index
      No. 891/03  Supreme  Court of the State of New York,  County of Sullivan),
      which was filed in April  2003,  (3) the lawsuit  commenced  by the Tribal
      Court Litigants  against Park Place  Entertainment  Corporation et. al. in
      the  St.  Regis  Mohawk  Tribal  Court  and   designated  as  Case  number
      00CI01333GN, and any enforcement action with respect to the enforcement of any  judgment  therein,  whether in a federal,  state or tribal court (the
      "Tribal  Claims")  and (4) any  similar  actions or  proceedings  that the
      Litigation   Trust,   or  the   Litigation   Trustees  on  behalf  of  the
      beneficiaries  thereof,  may bring  against any of the  defendants in said lawsuits relating to the acts and circumstances involved in these lawsuits pursuant to the Claims.

      SECTION 4. The following  definition  shall be added to the definitions in
Section 1.1 in the appropriate alphabetical location:

                  "Class"  means the class of  plaintiffs  certified  by the St.
      Regis  Mohawk  Tribal  Court in the lawsuit  commenced by the Tribal Court
      Litigants  against  Park  Place  Entertainment  Corporation  et.  al.  and
      designated by said Tribal Court as Case number 00CI01333GN.

      SECTION 5. The following  definition  shall be added to the definitions in
Section 1.1 in the appropriate alphabetical location:

                  "Expenses" shall include any fees, costs or expenses for or in connection with attorneys,  stenography,  recording, experts, research and analysis, document retention, production and management, public relations,
      investigations,     budgeting,    accounting,     financing,    insurance,
      administration and general management and any similar charges incurred for the purposes of this Litigation Trust,  including principal,  interest and other charges in connection with any third party borrowing by or on behalf of the  Litigation  Trust and  repayments of advances and interest for any loans  or  advances,  costs of  Litigation  Trustees'  and  Administrative
      Trustee's  liability  insurance  and any filing or other court  charges in connection with the Litigations. . The term Expenses shall include amounts payable to JAF  Management,  LLC, for  consulting  services under a letter agreement with the Litigation Trust, dated January 24, 2007, in the amount of 3% over any recovery or settlement exceeding $200,000,000.

The following definition shall be added to the definitions in Section 1.1 in the appropriate alphabetical location:

                  "Litigation Trustee Advisor" means Paul A. deBary.

      SECTION 6. The following  definition  shall be added to the definitions in
Section 1.1 in the appropriate alphabetical location:

                  "Tribal  Court  Litigants"  means  the  Class  and  the  named plaintiffs Marlene Arquette,  Dick Peters, Bennette White, Louis Gray, Roy
      Tarbell,  David  Lazore,  Troy Lazore,  Henry  Gibson,  Matt David,  Randy
      Connors,  Julius D. Herne,  Patty  Lazore  Mancuso,  Noel  White,  Carolyn
      Tarbell,  Ellen Herne,  Glenn Hill,  Sr.,  Barbara  Lazore,  Phil Tarbell,
      Kerney Cole, Mary Dianne Lazore,  Russell Lazore, Joanne King, Rena Smoke,
      estate of Charlie Terrance, Irma White Moore, Lois Thomas, Carol Herne and
      Brian Garrow, and their respective successors, assignees,  administrators, agents, estates and heirs.

      SECTION 7. The first  paragraph of Section 2.1 shall be numbered (A) and a new paragraph shall be added to such Section to read as follows:

            (B) Pursuant to the Joint  Alliance  Agreement,  dated as of January
      24, 2007,  between the Litigation Trust, a Delaware Trust,  Barbara Lazore
      and Phil Tarbell,  as  representatives  of the Tribal Court  Litigants and
      Barbara Lazore and Lorraine White as Chiefs of the St. Regis Mohawk Tribe,
      a federally  recognized  Indian  Tribe,  the Tribal Court  Litigants  have transferred to the Litigation  Trust all right,  title and interest of the
      Tribal Court  Litigants in and to certain  Tribal Claims to the Litigation
      Trust as provided in such agreement. In exchange therefore the Unitholders have  approved  the issuance of  21,912,869  Units to the St. Regis Mohawk
      Tribal  Court,  for the  benefit  of the  Class,  representing  50% of all outstanding Units. Such Tribal Claims shall constitute a part of the Trust
      Estate hereunder.

      SECTION  8. In  Section  2.3,  entitled  "Payment  of  Expenses  and Other
Withdrawals from the Expense  Account,"  subsection (b) is hereby deleted in its entirety and replaced with the following:

            (b)  The  Administrative  Trustee  shall  make  payments  out of the
      Expense  Account upon (i) the written  direction of one of the  Litigation
      Trustees as of the first business day of each calendar  quarter to pay the quarterly fees of the Litigation Trustees,  the Litigation Trustee Advisor
      and the Administrative Trustee as set forth in Section 3.6 (a) and Section
      3.7,  respectively,  and  (ii)  written  direction  signed  by  one of the
      Litigation  Trustees  with  respect  to  expenses  set forth in the Budget
      (provided  that  the  Litigation  Trustee  shall  specify  in the  written direction  the line item of the Budget that  includes such expense) and by
      both  Litigation  Trustees  with  respect  to  all  other  expenses.   The
      Administrative Trustee shall have no obligation to verify that the amounts so requisitioned  are to be used for the Purposes of the Litigation Trust.
      Anything to the contrary herein  notwithstanding,  the Litigation Trustees may, at any time and from time to time, direct the Administrative  Trustee to pay any  Expense of the  Litigations  or apply to or for the benefit of
      Beneficiaries so much or the entire  principal of the Expense Account,  as the Litigation  Trustees,  in their sole  discretion,  may deem advisable, which  payments  and  applications  shall be  absolute  and free  from the
      Litigation  Trust and the  application  and  advisability of such payments shall be final and  conclusive  upon all Persons who may be  interested or may become  interested  in the  Litigation  Trust,  and upon  making  such payments or applications,  the  Administrative  Trustee and all Litigation
      Trustees shall be fully released and discharged from all further liability or accountability therefor.

      SECTION 9. In Section 2.4, entitled  "Deposits to and  Distributions  from the Recovery  Account,"  subsection  (a) FIRST is hereby deleted in its entirety and replaced with the following:

                  FIRST: An amount necessary to pay the Litigation  Trustees and the  Litigation  Trustee  Advisor the fees for their services as former or current Litigation Trustees as set forth in Section 3.6(b).

      SECTION 10. In Section 3.1, entitled  "Responsibilities  and Powers of the
Litigation  Trustees,"  subsection  (a) is hereby  deleted in its  entirety  and replaced with the following:

                  (a) Except as  specifically  provided in this  Declaration  of
      Trust,  prior to the effective date of Amendment No 2 to this  Declaration of  Trust,  Joseph  Bernstein  and Paul  deBary,  and,  subsequent  to the effective  date of amendment  No. 2, Joseph  Bernstein  and Dennis  Vacco, serving as the Litigation Trustees,  and their respective successors shall have  exclusive  and  complete  authority to carry out the Purposes of the
      Litigation  Trust.  All matters to be decided by the  Litigation  Trustees shall be decided by the unanimous vote of the Litigation Trustees.  In the event that the Litigation  Trustees cannot  unanimously agree on a matter,

      they shall  advise their  designated  successors  hereunder  who will then choose a third person and the majority vote of the Litigation Trustees and the third  person so chosen  voting  together  shall  decide such  matter.
      Meetings of the Litigation  Trustees may be held in person or by telephone conference call. The Litigation  Trustees may hold such meetings from time to time  without  notice and shall not be  required  to keep any record of such  meetings.  The  Litigation  Trustees  shall be  responsible  for the compliance of the  Litigation  Trust with the  provisions of the Code, but shall have no duty hereunder to render any  particular  accounting for the
      Litigation Trust to the Beneficiaries.  The Litigation Trustees shall have all the powers  necessary and appropriate to prosecute the Litigations and administer the Litigation Trust,  including the power to make draws on the
      Line of  Credit,  and to  enter  into  other  arrangements  to  borrow  or otherwise  raise  funds  to pay  the  Expenses  of the  Litigation  Trust, including by issuing  additional  Units,  the power to bind the Litigation
      Trust,  enter  into any and all  manner  of  contracts  as the  Litigation
      Trustees,  in their sole and absolute  discretion,  shall deem  necessary, appropriate  or  convenient  for the  Purposes  of the  Litigation  Trust, including any settlement or compromise  agreement  regarding any Claims as they shall determine appropriate in their sole discretion.

      SECTION 11.  Section 3.5,  entitled  "Death or Resignation of a Litigation
Trustee" is hereby deleted in its entirety and replaced with the following:

                  By delivery of a written notice to the Administrative Trustee, any Litigation Trustee may resign as Litigation  Trustee.  In the event of the death or  resignation  of Joseph  Bernstein,  a  successor  Litigation
      Trustee shall be appointed by Ralph  Bernstein.  In the event of the death or resignation of Dennis Vacco,  a successor  Litigation  Trustee shall be appointed by Robert Berman.

      SECTION  12.  Section  3.6,  entitled  "Expenses  and  Fees of  Litigation
Trustees" is hereby deleted in its entirety and replaced with the following:

                  (a) Each Litigation Trustee and the Litigation Trustee Advisor
      shall be entitled to  reimbursement  of any Expenses  incurred in carrying out the Purposes of the Litigation Trust,  including  telephone,  mail and messenger, travel, conference,  meeting, research and other administrative and office expenses not paid for directly by the Litigation  Trust and, in addition  to the fees  provided  for in Section  3.6(b),  each  Litigation
      Trustee and the Litigation Trustee Advisor shall also receive compensation for his services equal to $5,000,  per month, in accordance with the terms of this Declaration of Trust, to the extent there are funds available.  In the  event of the  resignation  or death of a  Litigation  Trustee  or the
      Litigation  Trustee  Advisor,  the  fees  and  expenses  payable  to  such
      Litigation  Trustee or Litigation Trustee Advisor pursuant to this Section
      3.6(a) shall be payable for services  actually  rendered up to the date of such event of resignation or death and paid in the ordinary  course as and when the other  Litigation  Trustees  receive  payment  of their  fees and expenses under this Section 3.6(a).

                  (b) In addition to the fees  provided  for in Section  3.6(a),
      Joseph  Bernstein  and Dennis Vacco shall receive  compensation  for their services as Litigation Trustees equal to 4% and 2%, respectively, and Paul
      deBary, in consideration for services  previously rendered as a Litigation
      Trustee,  shall receive  compensation of 1%, of the total amount deposited into the Recovery Account in accordance with the terms of this Declaration of Trust,  to the extent  there are funds  available.  In the event of the resignation  or death of a  Litigation  Trustee,  the fees payable to such
      Litigation  Trustee pursuant to this Section 3.6(b),  if any, shall be pro rated for time served as a  Litigation  Trustee  between  the  resigned or deceased  Litigation Trustee and his successor  Litigation  Trustee(s) and the amount payable to such resigned or deceased  Litigation  Trustee shall be paid to the Litigation  Trustee or his estate in the case of a deceased
      Litigation Trustee;  provided, however that in the case of the resignation or death of Joseph Bernstein, the portion of the fee to be pro-rated shall be equal to 1% of the total amount deposited into the Recovery Account and
      Joseph Bernstein or Joseph  Bernstein's  estate, as the case may be, shall continue  to be  entitled  to receive  an amount  equal to 3% of the total amount deposited into the Recovery Account.

      SECTION 13. The following Section 3.11 shall be added as follows:

                  Section 3.11.  ADDITIONAL FUNDS. The Litigation  Trustees may,
      in their sole discretion,  borrow  additional funds on such terms as they, in their sole discretion deem appropriate,  and may issue additional Units in the  Litigation  Trust in exchange for  additional  funds,  having such rights and  privileges  and on such other terms and conditions as they, in their sole  discretion  deem  advisable,  in each case for the  purpose of prosecuting the Litigations.

      SECTION  14.  Section  5.1,  entitled  "Units"  is hereby  deleted  in its entirety and the following substituted in lieu therefore:

            Section 5.1. Units.  Except as may be otherwise provided in the case of additional  Units issued pursuant to Section 3.11, each Unit represents a fractional ownership interest in the Claims, and all Units shall be on a pari-passu basis, without preference or priority of any kind, and shall be equally  entitled  to the  benefits  of this  Declaration  of  Trust.  The
      Beneficiaries,  the respective  number of Units owned by each  Beneficiary and  their  respective  pro-rata  share  of the  Claims  is  based on each
      Beneficiary's  percentage ownership interest in the Litigations and is set forth on Schedule I hereto.

      SECTION 15. Paragraph (e) of Section 6.1,  entitled  "Limitation on Rights of Beneficiaries"  is hereby deleted and the following is hereby  substituted in lieu thereof:

            (e) the liability of the Litigation Trustees, the Litigation Trustee
      Advisor, the Administrative  Trustee and Settlors is limited to the extent set forth in Article VII hereof.

      SECTION 16.  Section 7.1,  entitled  "Liability"  is hereby deleted in its entirety and the following substitute in lieu therefore:

            Section 7.1. Liability.

            (a) Except as expressly set forth in this  Declaration of Trust, the
      Trustees and the Litigation Trustee Advisor shall not be:

            (i)  personally  liable for the payment of any  amounts,  including, without  limitation,  amounts  payable  pursuant  to Section  2.4,  to the
      Beneficiaries, which payment shall be made solely from the Litigations, if there are any proceeds  distributed to the Litigation  Trust therefrom and other assets of the Litigation Trust, if any; or

            (ii) required to pay to the Litigation  Trust or to any  Beneficiary
      any deficit upon dissolution of the Litigation Trust or otherwise.

      SECTION 17. In Section 9.1,  entitled  "Notices," the contact  information for the law firm of Olshan Grundman Frome Rosenzweig & Wolosky LLP in subsection
(a) is hereby deleted in its entirety and replaced with the following:

            Olshan Grundman Frome Rosenzweig & Wolosky LLP
            65 East 55th Street
            New York, New York 10022
            Attention: Robert H. Friedman, Esq.
            Facsimile: (212) 451-2222

      SECTION 18. In Section 9.1, entitled  "Notices," a new subsection (b)(iii)
is added:

            Dennis Vacco
            P.O. Box 843
            Hamburg, N.Y. 14075
            Facsimile: 518-463-6148

      SECTION 19. Section 9.3,  entitled  "Amendments"  is hereby deleted in its entirety and replaced with the following:

                  AMENDMENTS. This Declaration of Trust may be amended, modified or supplemented by the Litigation Trustees in accordance with this Section
      9.3.  In the  event the  Litigation  Trustees  desire to amend,  modify or supplement this Declaration of Trust,  the Litigation  Trustees shall give written  notice to the  Beneficiaries  (the  "Amendment  Notice")  briefly describing  any amendment,  modification  or supplement and the procedures
      for  objecting  to  such  amendment,   modification   or  supplement.   If
      Beneficiaries  holding  less than thirty  (30%)  percent of the  aggregate
      number  of  the  then   outstanding   Units  object  to  such   amendment,
      modification or supplement on or before the 25th day after the date of the

      Amendment  Notice,  then such amendment,  modification or supplement shall become effective on such 25th day. If  Beneficiaries  holding thirty (30%)
      percent  or more of the  aggregate  number of the then  outstanding  Units object to such amendment, modification or supplement on or before the 25th day  after  the  date  of  the  Amendment  Notice,  then  such  amendment, modification  or supplement  shall become  effective only upon the written consent of Beneficiaries  holding at least fifty-one  percent (51%) of the aggregate  number  of the  then  outstanding  Units.  Notwithstanding  the foregoing,  (i) the  Litigation  Trustees may amend,  modify or supplement this Declaration of Trust without the consent of any  Beneficiaries (x) to cure any ambiguity, defect or inconsistency or (y) to amend Schedule I for any  Units  issued  pursuant  to  Section  3.11  and  (ii)  no  amendment, modification  or supplement may be made that  adversely  affects the legal
      rights  of  the   Administrative   Trustee  without  the  consent  of  the
      Administrative   Trustee.  The  Administrative   Trustee  shall  sign  any
      amendment,  modification or supplement authorized pursuant to this Section
      9.3.

      SECTION  20.  Restated  Schedule I to the  Declaration  of Trust  shall be amended and  restated in its entirety by Second  Restated  Schedule I, a copy of which is attached hereto and made a part hereof.

      SECTION 21. This  Amendment  No. 2 shall take  effect in  accordance  with
Section 9.3 of the  Declaration of Trust;  but only on condition that the claims of the  Tribal  Court  Litigants  have been duly and  properly  assigned  to the
Litigation  Trust in  accordance  with the  Joint  Alliance  Agreement  and such assignment has been approved by the St. Regis Mohawk Tribal Court.

      SECTION  22.  This  Amendment  No. 2 shall be governed  and  construed  in accordance with the laws of the State of Delaware  applicable to agreements made to be performed  within such State without  regard to  applicable  principles of conflicts of law.

      SECTION 23. This Amendment No. 2 may be executed in multiple counterparts, each of which  shall be  deemed an  original,  but all of which  together  shall constitute one and the same instrument.

      SECTION 24. Except as expressly  amended hereby,  the Declaration of Trust shall remain unchanged and in full force and effect.

      SECTION 25. The  Administrative  Trustee shall not be  responsible  in any manner  whatsoever  for or in respect of the  validity  or  sufficiency  of this
Agreement No. 2 or for or in respect of the recitals  contained  herein,  all of which recitals are made solely by the Litigation Trust.

                            [Signature Page Follows]

                       [SIGNATURE PAGE TO AMENDMENT NO. 2
              TO DECLARATION OF TRUST OF CATSKILL LITIGATION TRUST]

      IN WITNESS WHEREOF, the Litigation Trustees have caused this Amendment No.
2 to be duly executed as of the date set forth below.

Date: June 15, 2007

                                          LITIGATION TRUSTEES

                                          /s/ Joseph E. Bernstein
                                          --------------------------------------
                                          Joseph E. Bernstein

                                          /s/ Paul A. deBary
                                          ------------------------------
                                          Paul A. deBary

Accepted:

/s/ Dennis Vacco
---------------------
Dennis Vacco

                                       10

      [CHRISTIANA BANK & TRUST COMPANY SIGNATURE PAGE TO AMENDMENT NO. 2 TO
               DECLARATION OF TRUST OF CATSKILL LITIGATION TRUST]

CHRISTIANA BANK & TRUST COMPANY,
not in its individual capacity but solely
as Administrative Trustee

By: /s/ James M. Young
    -------------------------
Name:  James M. Young
Title: Vice President

                                       11

                           SECOND RESTATED SCHEDULE I

                              LIST OF BENEFICIARIES

------------------------------------------------------------
NAME                                        NUMBER OF UNITS
------------------------------------------------------------
JOSE ALBERNI                                             20
------------------------------------------------------------
CATHERINE ALT                                           500
------------------------------------------------------------
WALTER D AMES & MARION L AMES                            20
------------------------------------------------------------
DONALD APPEL                                            200
------------------------------------------------------------
THOMAS W ARO                                          3,000
------------------------------------------------------------
THOMAS W ARO                                          1,000
------------------------------------------------------------
GUNTHER ARZBERGER                                    22,597
------------------------------------------------------------
AVON ROAD PARTNERS LP                             1,693,702
------------------------------------------------------------
LAURA BAKER                                             500
------------------------------------------------------------
BALANCE CERTIFICATE REPRESENTING THE
UNEXCHANGED SHARES OF EMPIRE RESORTS                100,261
------------------------------------------------------------
CHARLES BANACOS                                      11,793
------------------------------------------------------------
WILLIAM BARD                                         22,597
------------------------------------------------------------
BAYLAND HOLDINGS LIMITED                            927,367
------------------------------------------------------------
NANCY R BAZILIAN                                        100
------------------------------------------------------------
BELVIEW INVESTMENTS LIMITED                          12,500
------------------------------------------------------------
LEO BENAVIDEZ                                           200
------------------------------------------------------------
SHLOMO BEN-HAMOO                                      2,260
------------------------------------------------------------
SHLOMO BEN-HAMOO                                        285
------------------------------------------------------------
ROSEANN BENSLEY                                          20
------------------------------------------------------------
GLADYS R BENSON & STANLEY BENSON                        100
------------------------------------------------------------
CLAIRE BERMAN                                        10,199
------------------------------------------------------------
BERMAN LIVING TRUST DATED 2-11-00                   240,308
------------------------------------------------------------
R SCHORR BERMAN & DONNA K FAIRSERVICE                 5,199
------------------------------------------------------------
ROBERT BERMAN                                     2,112,973
------------------------------------------------------------
SHORR BERMAN & DONNA FAIRSERVICES                     5,000
------------------------------------------------------------
JOSEPH BERNSTEIN                                  2,250,543
------------------------------------------------------------
RALPH BERNSTEIN                                   2,250,543
------------------------------------------------------------
BRIAN BERTOLINI                                         111
------------------------------------------------------------
BURTON BLOOM                                         11,298
------------------------------------------------------------
BURTON BLOOM                                          1,425
------------------------------------------------------------
JOHN R BOGGS                                          1,182
------------------------------------------------------------
JOSHUA G BONILLA                                         30
------------------------------------------------------------
SHIRLEY BOWLAND                                      10,000
------------------------------------------------------------
DONNA BRADBURY                                          300
------------------------------------------------------------

                                       13

------------------------------------------------------------
NAME                                        NUMBER OF UNITS
------------------------------------------------------------
JAMES M BROWN                                            15
------------------------------------------------------------
CATHERINE F CAOUETTE                                    200
------------------------------------------------------------
RONALD J CAOUETTE                                       200
------------------------------------------------------------
ROBERT CARLETON                                      15,625
------------------------------------------------------------
PHILLIP CARTER                                      643,012
------------------------------------------------------------
STATE CONTROLLER                                        204
------------------------------------------------------------
CATSKILL HOLDING GROUP LLC                          300,000
------------------------------------------------------------
SHAYN CAUL                                              725
------------------------------------------------------------
CAYUGA NATION OF NEW YORK                           300,000
------------------------------------------------------------
CEDE & CO (FAST)                                  5,920,002
------------------------------------------------------------
CHAMPION COMMUNICATIONS LTD                          12,500
------------------------------------------------------------
LUBY CHOKA                                               20
------------------------------------------------------------
NYDIA COLLAZO                                            50
------------------------------------------------------------
JANICE COMELIO                                          100
------------------------------------------------------------
COMINDUSTRIAS PANAMA S A                              1,100
------------------------------------------------------------
JOSEPH F CONTE & FRANCES M CONTE                         18
------------------------------------------------------------
ANTHONY COTTONE & GRACE COTTONE                          20
------------------------------------------------------------
ROBERT COVELLO                                           23
------------------------------------------------------------
DARYL CRAMER                                          5,649
------------------------------------------------------------
KENNETH CRAMER                                       11,298
------------------------------------------------------------
KEVIN J CRAWLEY & CONCETTA A CRAWLEY                     20
------------------------------------------------------------
JEFFREY CROWLEY                                         500
------------------------------------------------------------
JEFF B CROWLEY                                        2,000
------------------------------------------------------------
DONNA F CRUMP                                           130
------------------------------------------------------------
RICHARD CUSSON                                           20
------------------------------------------------------------
EZRA DABAH                                           25,000
------------------------------------------------------------
RENEE DABAH                                           2,500
------------------------------------------------------------
PHILIP DATLOFF                                      135,581
------------------------------------------------------------
MARTHA DE ANFRASIO & DOMINIQUE DE
ANFRASIO                                                500
------------------------------------------------------------
EDWARD G DEBARY                                       1,000
------------------------------------------------------------
PAUL DEBARY                                         126,348
------------------------------------------------------------
PAUL DEBARY                                          24,998
------------------------------------------------------------
PAUL DEBARY                                          27,103
------------------------------------------------------------
LOUIS DEMURO & MARION DEMURO                             50
------------------------------------------------------------
MARY ANN DRAGO                                           45
------------------------------------------------------------
THE EDELWEISS CONDOMINIUM                             5,000
------------------------------------------------------------
CLIFFORD EHRLICH                                    250,512
------------------------------------------------------------
BURTON EISENBERG                                      1,000
------------------------------------------------------------
ENROLLED MEMBERS OF THE SAINT REGIS
MOHAWK TRIBE IN THE CUSTODY OF THE
SAINT REGIS MOHAWK TRIBAL COUNCIL                21,912,869
------------------------------------------------------------
WILLIAM FERREIRA                                         50
------------------------------------------------------------

                                       14

------------------------------------------------------------
NAME                                        NUMBER OF UNITS
------------------------------------------------------------
FOX-HOLLOW LANE LLC                                  31,991
------------------------------------------------------------
SANFORD FREEDMAN                                      5,000
------------------------------------------------------------
DOLORES GADSHIAN                                        300
------------------------------------------------------------
PAMELA GARJIAN EX U/W RICHARD GARJIAN                    15
------------------------------------------------------------
GARLAND BUSINESS CORPORATION                        927,367
------------------------------------------------------------
MICHELE GERMAN                                          200
------------------------------------------------------------
SUSAN DAVIDA GIBBONS                                    250
------------------------------------------------------------
DONALD G GLASCOFF JR                                  6,250
------------------------------------------------------------
SHAUL GOLAN                                          17,000
------------------------------------------------------------
STEPHEN GOLDENBERG                                   37,285
------------------------------------------------------------
CHARLES G GOLDMAN                                     3,300
------------------------------------------------------------
ANDREW J GREEN                                        5,000
------------------------------------------------------------
ANDREW J GROVEMAN                                     5,000
------------------------------------------------------------
SURILDA HANKS                                         5,000
------------------------------------------------------------
JOSEPH E HARRIS                                       5,000
------------------------------------------------------------
JUANITA HENSLEY & GILBERT HENSLEY                         1
------------------------------------------------------------
HOSPITALITY INVESTORS LLC                            11,452
------------------------------------------------------------
CHUCK D HUNDLEY                                      37,156
------------------------------------------------------------
DYLAN HUNDLEY                                        45,000
------------------------------------------------------------
GREG HUNDLEY                                          2,500
------------------------------------------------------------
JOAN HUNDLEY                                         11,500
------------------------------------------------------------
KELLI HUNDLEY                                        10,000
------------------------------------------------------------
SANDRA HUNDLEY                                       10,000
------------------------------------------------------------
TYLER WINFIELD HUNDLEY TRUST                          5,000
------------------------------------------------------------
W DION HUNDLEY                                       10,199
------------------------------------------------------------
WANDA HUNDLEY                                         5,110
------------------------------------------------------------
FRANK IACOVELLA & DONNA IACOVELLA                        50
------------------------------------------------------------
ROBERT M JAMES                                           50
------------------------------------------------------------
JAPANESE KARATE ACADEMY                                  71
------------------------------------------------------------
ROGER L JOHNSON SR & CAROL J JOHNSON                    150
------------------------------------------------------------
KANIEWSKI FAMILY LIMITED PARTNERSHIP                216,935
------------------------------------------------------------
SCOTT KANIEWSKI                                     125,736
------------------------------------------------------------
RODNEY A KAUFMAN                                         10
------------------------------------------------------------
PETER KEFALAS                                           100
------------------------------------------------------------
KFP TRUST                                           263,108
------------------------------------------------------------
DWIGHT LANDBERG                                         100
------------------------------------------------------------
THE LINCOLN TAX ADVANTAGE LP                          6,700
------------------------------------------------------------
GORDAN MACLANNAN JR                                     500
------------------------------------------------------------

                                       15

------------------------------------------------------------
NAME                                        NUMBER OF UNITS
------------------------------------------------------------
JOSEPH MALLOY                                            40
------------------------------------------------------------
JOSEPH F MALLOY                                         265
------------------------------------------------------------
MANHATTAN DEVELOPMENT CORP                           55,631
------------------------------------------------------------
GEORGE MANNING                                           10
------------------------------------------------------------
SALVATORE MARCUCCILLI                                   500
------------------------------------------------------------
LAURIE MARCUS                                           100
------------------------------------------------------------
LEON MASON                                               20
------------------------------------------------------------
ANNRITA MAYER                                         3,900
------------------------------------------------------------
JAMES J MC CANN                                          20
------------------------------------------------------------
ELIZABETH MILLER                                         40
------------------------------------------------------------
MARY BECK MILLER                                         25
------------------------------------------------------------
ROBERT J MILLER                                       3,206
------------------------------------------------------------
NINA MINER                                            2,500
------------------------------------------------------------
JAMES E MITCHELL & MICHAEL A MITCHELL                    10
------------------------------------------------------------
MOMAR CORPORATION                                    50,000
------------------------------------------------------------
JAIME NASSER TTEE THE RAFAEL NASSER
2003 TRUST                                          463,405
------------------------------------------------------------
BRIAN NASTRUZ                                         9,728
------------------------------------------------------------
CLEA O'HANA                                             250
------------------------------------------------------------
MORGAN O'HANA                                           250
------------------------------------------------------------
STEVE O'HANA                                          7,500
------------------------------------------------------------
VICTORIA O'HANA                                      10,000
------------------------------------------------------------
WILLIAM O'KEEFE                                          20
------------------------------------------------------------
CATHERINE A OLIVA                                        75
------------------------------------------------------------
GERALD O'ROURKE TR                                      100
------------------------------------------------------------
MARGARET A OSWALT                                        50
------------------------------------------------------------
ANDREW J PACE & SUSAN M PACE                             59
------------------------------------------------------------
FRANK PARATORE                                           14
------------------------------------------------------------
LEONARD PARKER                                       22,597
------------------------------------------------------------
PLASTIC TECHNOLOGIES LTD                             88,280
------------------------------------------------------------
MARC POWERS                                           3,206
------------------------------------------------------------
PAUL PUNZONE & DOROTHY BRAZZANO                          30
------------------------------------------------------------
JACOB C PUZIO                                           100
------------------------------------------------------------
ALEXANDRA RAEYMAEKERS                                   250
------------------------------------------------------------
ANDREW RAEYMAEKERS                                      250
------------------------------------------------------------
ANTOINETTE RAEYMAEKERS                               10,000
------------------------------------------------------------
AMI REINES                                            2,500
------------------------------------------------------------
RETIREMENT ACCOUNTS INC TTEE                         17,103
------------------------------------------------------------
THADDEUS R RICKARDS & TERRI L RICKARDS                  500
------------------------------------------------------------
WILLIAM JOHN RICKETT                                    500
------------------------------------------------------------

                                       16

------------------------------------------------------------
NAME                                        NUMBER OF UNITS
------------------------------------------------------------
RICHARD ROSE                                         67,790
------------------------------------------------------------
ROBIN ROSE                                           67,790
------------------------------------------------------------
BRUCE ROSEN                                          22,597
------------------------------------------------------------
REBECCA ROSENBERG                                        10
------------------------------------------------------------
WARREN SACKLER                                           50
------------------------------------------------------------
SAGUARO ASSET HOLDING I                                 500
------------------------------------------------------------
MARK SAITO & JENNIFER SAITO                              13
------------------------------------------------------------
CHARLES SALA                                            100
------------------------------------------------------------
REGINA SALA & CHARLES SALA                              100
------------------------------------------------------------
KIMI SATO                                            22,597
------------------------------------------------------------
DOMINGO SAUCEDA & PAULINE SAUCEDA                        96
------------------------------------------------------------
STEVEN SCHWIMMER                                     11,298
------------------------------------------------------------
ROY CHRISTOPHER SEAGO & BEVERLY ANN                     100
------------------------------------------------------------
MICHAEL SENKOW                                           10
------------------------------------------------------------
SHAMROCK STRATEGIES INC                              22,774
------------------------------------------------------------
FLORI SILVERSTEIN                                     2,500
------------------------------------------------------------
STANLEY SILVERSTEIN                                  40,000
------------------------------------------------------------
GAIL SLICER                                             100
------------------------------------------------------------
IGNACY SMIEJA                                            10
------------------------------------------------------------
OTIS V SOLAR & LINDA L SOLAR                             20
------------------------------------------------------------
ROBERT SPITALNICK & KAREN SPITALNICK                  6,452
------------------------------------------------------------
JAMES G STARK & ROSE E STARK                              3
------------------------------------------------------------
ELLIOT STEIGMAN                                       3,000
------------------------------------------------------------
CARL A STINE & ELIZABETH A STINE                         42
------------------------------------------------------------
MICHAEL J STODDARD                                      100
------------------------------------------------------------
HEATHER J STRAUSS CUST                                   75
------------------------------------------------------------
HEATHER JANE STRAUSS CUST                               100
------------------------------------------------------------
MORAD TAHBAZ                                      1,286,025
------------------------------------------------------------
BEATRICE TOLLMAN                                     84,654
------------------------------------------------------------
BEATRICE N TOLLMAN                                   30,936
------------------------------------------------------------
BRETT TOLLMAN                                        10,398
------------------------------------------------------------
BRETT G TOLLMAN TTEE                                100,000
------------------------------------------------------------
GAVIN TOLLMAN                                         2,500
------------------------------------------------------------
IVAN TOLLMAN                                          2,500
------------------------------------------------------------
STANLEY S TOLLMAN TTEE                               49,898
------------------------------------------------------------
JON R TURNER                                            430
------------------------------------------------------------
PETER VERHEYLEWEGHEN                                     50
------------------------------------------------------------
RICHARD M WEXLER                                      2,000
------------------------------------------------------------
BOB H WILSON & ESTELLE WILSON                           200
------------------------------------------------------------
HOWARD ZUCKERMAN                                        380
------------------------------------------------------------
                                                 43,825,738
------------------------------------------------------------

                                       17